                                                                   Exhibit 10.19





                             SUPPLEMENTAL AGREEMENT
                         FOR THE SALE OF ELECTRIC ENERGY
                      FROM THE SCRUBGRASS GENERATING PLANT


         THIS SUPPLEMENTAL AGREEMENT, made and entered into this 22nd day of February, 1989 by and between Pennsylvania Electric Company (hereinafter "Penelec" or "Company"), a public utility corporation organized and existing under the laws of the Commonwealth of Pennsylvania and Scrubgrass Power Corp. (hereinafter "SPC"), a Pennsylvania corporation, hereinafter sometimes referred to collectively as the "Parties" or individually as "Party".

                              W I T N E S S E T H:

         WHEREAS, Penelec is a Pennsylvania public utility corporation engaged in the production, transmission and distribution of electric energy; and

         WHEREAS, SPC is a corporation which has undertaken to acquire, construct, install and operate a certain waste-fired electric generating installation in Scrubgrass Township, Venango County, Pennsylvania (hereinafter "Facility"); and

         WHEREAS, Penelec and SPC entered into an agreement dated August 7, 1987 for the sale and purchase of electric energy produced by the Facility (hereinafter Power Purchase Agreement); and

         WHEREAS, the Parties desire to amend the Power Purchase Agreement with respect to the amount of direct construction expenditures incurred by SPC at the Facility for purposes of extending the Commercial Operation Date as said term is defined in the Power Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and promises set forth below, the Parties, INTENDING TO BE LEGALLY BOUND hereunder, hereby covenant, promise and agree as follows:

         1. Unless specifically stated otherwise in this Supplemental Agreement, the Power Purchase Agreement shall remain in full force and effect and bind the Parties thereto and hereto in accordance with its terms.

         2. All defined terms contained in the Power Purchase Agreement shall be equally applicable to this Supplemental Agreement unless otherwise stated herein.

         3. Paragraph 4(a) of the Power Purchase Agreement is hereby rescinded and replaced with the following subparagraph:

         "(a) has commenced and there is ongoing a program of continuous construction of the Facility pursuant to which SPC has incurred direct construction expenditures of not less than Eighty million dollars ($80 million);"

         4. This Supplemental Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

         5. This Supplemental Agreement shall become effective upon its execution by the Parties hereto and shall inure to the benefit of and be binding upon the Company, SPC and their respective successors and assigns.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date hereinabove set forth.


                                        PENNSYLVANIA ELECTRIC COMPANY
Attest:

                                        By:  /s/ J. F. Furst
------------------------------             -------------------------------------
ASSISTANT                                    J. F. Furst, Vice President
Secretary


                                        SCRUBGRASS POWER CORP.
Attest:

/s/ Joseph Serafini                     By:  /s/ Joseph E. Cresci
------------------------------             -------------------------------------
Secretary                                    Joseph E. Cresci, President

[LOGO OF PENELEC GPU APPEARS HERE]


                                 March 28, 1989




Mr. Joseph E. Cresci
Environmental Power Corporation
53 State Street, 30th Floor
Boston, MA 02109

Mr. Cresci:

     Re: Agreement for the Sale of Electric Energy from the Scrubgrass Generating Plant, Dated August 7, 1987, between Pennsylvania Electric Company and Scrubgrass Power Corporation
          ---------------------------------------------------------------------


     The  following are clarifications to the above-referenced document:


     1. Last line, page 4: After the word "amount," the following words should be added -- "previously paid to Penelec hereunder."

     2. Page 7, Paragraph 2(b), the fourth line: The "2.6 cents" should read "2.8 cents. "


     If you are in agreement with these clarifications, please indicate by affixing your signature.

                                         Sincerely,

                                         /s/ John F. Furst

                                         John F. Furst
:p

/s/ Joseph E. Cresci
----------------------------
Joseph E. Cresci, President
Scrubgrass Power Corporation